UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2006

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Independent Registered Public Accounting Firm.

On March 17, 2006, PricewaterhouseCoopers LLP (“PwC”) informed the Audit Committee of the Board of Directors of ADESA, Inc. (the “Company”) that PwC has declined to stand for re-election as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. The Audit Committee accepted PwC’s decision not to stand for re-election. PwC’s engagement as the Company’s independent registered public accounting firm will end upon completion of its procedures on the Company’s interim financial statements as of March 31, 2006 and for the quarter then ended and the Form 10-Q in which such interim financial statements will be included. A Form 8-K/A will be filed upon completion of such procedures.

The Audit Committee has commenced the process of selecting an independent registered public accounting firm to replace PwC. A Form 8-K will be filed when a new independent registered public accounting firm is engaged.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and 2004 and through March 17, 2006, there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. During the fiscal years ended December 31, 2005 and 2004 and through March 17, 2006, there have been no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this disclosure and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated March 23, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

A copy of the Company’s press release, dated March 23, 2006, is filed as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 23, 2006.
99.1	Press release dated March 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 23, 2006	ADESA, INC.

/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President and Chief
Financial Officer